UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2015

LIGHTTOUCH VEIN & LASER, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-29301	87-0575118
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

535 5th Avenue, 24th Floor

New York, NY 10017

(Address of Principal Executive Offices)

4492 South Enclave Vista Lane, Holiday, Utah 84124

(Former name or former address, if changed since last report)

(646)-863-6341

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Current Report on Form 8-K and other reports filed by registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward-looking statements and information that is based upon beliefs of, and information currently available to, the Company’s management, as well as estimates and assumptions made by the Company’s management. When used in the Filings, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to the Company’s management identifying forward-looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this Current Report on Form 8-K entitled “Risk Factors”) relating to the Company’s industry and the Company’s operations and results of operations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations, or the results of any revision to these forward-looking statements.

Item 1.01 Entry Into A Material Definitive Agreement

On February 16, 2015, LightTouch Vein and Laser, Inc., a Nevada corporation (the “Company”) entered into an Acquisition Agreement and Plan of Merger (the “Agreement’) with Grow Solutions, Inc., a Delaware corporation (“Grow Solutions”) and LightTouch Vein & Laser Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of the Company (“LightTouch Acquisition”). Under the terms of the Agreement, effective April 28, 2015 (the “Closing Date”), Grow Solutions merged with LightTouch Acquisition and became a wholly owned subsidiary of the Company. The Grow Solutions’ shareholders and certain creditors of the Company (as described below) received 44,005,000 shares of the Company’s common stock (the “Issuance Amount”) in exchange for all of the issued and outstanding shares of Grow Solutions (the “Merger”). Following the closing of the Agreement, Grow Solutions’ business became the primary focus of the Company and Grow Solutions management assumed control of the management of the Company with the former director of the Company resigning upon closing of the Agreement.

Additionally, on February 16, 2015, the Company issued a convertible promissory note to Grow Solutions in the principal amount of one hundred fifty thousand dollars ($150,000) (the “Grow Note”). The principal and interest of the Grow Note is convertible into 7,500,000 shares of the Company’s common stock. The Company also issued convertible promissory notes to lenders and creditors of the Company in the principal amount of thirty three thousand dollars ($33,000) in the aggregate (the “Creditor Notes” and together with the Grow Note, the “Notes”), convertible into 1,467,717 shares of common stock of the Company. All shares of common stock of the Company issued under the Notes were included in the Issuance Amount (as defined above). Proceeds from the Notes were used to pay outstanding obligations of the Company including funds owed to the sole officer and director. In addition to the Merger, the majority shareholder agreed to sell his ownership interest in the Company which consisted of 250,000 shares of the Company’s common stock for a purchase price of one hundred thousand dollars ($100,000). The shares represented approximately 61% of the Company’s issued and outstanding shares.

On September 24, 2014, Grow Solutions commenced a private placement of common stock and warrants (the “Units”) with a group of accredited investors (the “Private Placement Investors”). Pursuant to those certain subscription agreements between Grow Solutions and the Private Placement Investors, Grow Solutions sold an aggregate of 3,850,000 Units, each Unit comprised of (i) one share of common stock and (ii) one warrant to purchase one share of common stock at an exercise price of $0.40 (the “Private Placement”). Pursuant to the Agreement, each Private Placement Investor will receive one share of the Company for each one share purchased under the Private Placement.

The directors and majority shareholder of the Company have approved the Agreement and the transactions contemplated under the Agreement. The directors of Grow Solutions have approved the Agreement and the transactions contemplated thereunder and as of the Closing Date.

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A copy of the Agreement is included as Exhibit 2.1 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 19, 2015 and is hereby incorporated by reference. All references to the Agreement and other exhibits to this Current Report are qualified in their entirety by the text of such exhibits.

This transaction is discussed more fully in Section 2.01 of this Current Report. The information therein is hereby incorporated in this Section 1.01 by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

CLOSING OF THE AGREEMENT

As described in Item 1.01 above, on April 28, 2015, the Company effectuated a Merger which resulted in Grow Solutions, a company focused on providing a wide variety of services, products, financing, technology and management consulting to the medical marijuana and legalized cannabis industry, becoming our wholly-owned subsidiary. On the Closing Date, pursuant to the terms of the Agreement, we acquired all of the outstanding capital stock of Grow Solutions. In exchange, we issued to the Grow Solutions shareholders, their designees or assigns, 44,005,000 shares of our common stock or 99% of the shares of the Company’s common stock issued and outstanding after the Closing. Following the above transactions and certain other issuances as described in Item 3.02, there are 50,391,612 shares of the Company’s common stock issued and outstanding.

The directors and majority shareholders of the Company have approved the Agreement and the transactions contemplated under the Agreement. The directors of Grow Solutions and Grow Solutions shareholders have approved the Agreement and the transactions contemplated thereunder. Immediately following the Closing Date of the Merger the Company changed its business plan to that of Grow Solutions.

References to “we”, “our”, “us”, or “our Company”, from this point forward refer to LightTouch Vein & Laser, Inc. as currently constituted with Grow Solutions as our operating subsidiary.

BUSINESS OF GROW SOLUTIONS

Background

LightTouch Vein & Laser, Inc. was incorporated in the State of Nevada on May 1, 1981. The Company’s activities since inception consisted of laser and cosmetic surgery business. The Company has not had any significant development of its business. Due to the lack of results in the Company’s attempt to implement its original business plan, management determined it was in the best interests of the shareholders to look for other potential business opportunities that might be available to the Company. Immediately following the closing of the Agreement, the Company changed its business plan to that of Grow Solutions. The Company plans to take the steps to immediately change its name as well as its trading symbol to better reflect its current business to its shareholders.

Grow Solutions, a Delaware corporation, was formed on March 21, 2014. Grow Solutions offers a wide variety of services, products, financing, technology and management consulting to the medical marijuana and legalized cannabis industry.

Lines of Business

The Company has six lines of business which focus on providing products and services to the legal marijuana and medical marijuana industry, including: (i) financing, (ii) sales of unregulated products through retail agricultural grow stores (iii) distribution of unregulated products, equipment and supplies to agricultural grow stores, (iv) management and consulting services (v) real estate, (vi) licensing, and (vii) rights to proprietary, unregulated products ((i) through (vii) the “Business Lines”). The Company does not sell marijuana or any products containing marijuana and only provides the legal cannabis and medical marijuana industry with the services and supplies it needs to operate.

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Grow Solutions plans to offer a variety of services, products, financing, technology and management consulting services to the medical marijuana and legalized cannabis industry. We intend to expand our business operations through our planned products, services and consolidation of what we believe to be the best of breed operations and the establishment of a national brand for medical marijuana and legal cannabis retail and wholesale operations. We plan to strategically combine business units under a single umbrella in order to obtain a significantly higher asset valuation, as opposed to the valuation of individual companies as standalone investments. At this time we have entered into two non-binding letters of intent to acquire two agricultural grow supply stores located in the State of Washington and State of Colorado (the “Supply Stores”). We can provide no assurances that we will effectuate definitive agreements to acquire the Supply Stores. If we do acquire the Supply Stores it may not be upon terms that are favorable to the Company.

Products and Services

Agricultural Grow Store Supply

The Company’s agricultural grow store supply business serves as a reseller of supplies to the medical marijuana and legal cannabis market. The Company plans to provide all products used by cannabis growers including soil and other grow mediums, nutrients, lights, hoods, ballasts, hydroponic equipment, extractors, air conditioning and heating systems, and dehumidifiers. The Company plans to sell these products at retail locations and on our website which is currently under construction. Additionally, the Company plans to open and acquire agricultural grow stores in existing and other soon to be determined geographical locations. We plan to utilize our expertise in the Company’s portfolio of operations to drive revenue to exclusive distribution products through our retail stores. We plan to work with industry leaders and innovators to deliver high-quality products that are compliant with applicable regulations and with a focus on products that are manufactured in the United States.

Additionally, management is actively pursuing targets for the acquisition of agricultural grow supply stores. At this time, we have entered into two non-binding letters of intent to acquire two agricultural grow supply stores located in Washington State and Colorado (the “Supply Stores”). We can provide no assurances that we will effectuate the definitive agreements to acquire the Supply Stores. If we do acquire the Supply Stores it may not be upon terms that are favorable to the Company. We plan to structure the purchase of the Supply Stores and additional potential acquisitions through the issuance of debt, equity securities and potential credit financing. The Company also plans to use the money raised from its Private Placement for acquisitions as described above.

Financing

The financing division of the Company plans to finance all equipment for third-party grow operations including but not limited to indoor grows, nursery grows, hydroponic grows, and outdoor grows. We plan to provide lights, ballasts, hoods, hydroponic equipment, flowering and vegetation lighting, nursery equipment, leasehold improvements, bottling equipment, marijuana processing equipment and extracting equipment. The Company is currently negotiating letters of intent with multiple growers for use of the Company’s financing services. Initially, the company plans to finance grow operations through funds from its capital raise. The Company plans to secure additional financing through credit lines, the issuance of debt securities and the exercise of warrants issued in the capital raise. The Company is exploring lending opportunities in legalized cannabis states including Oregon, Washington, and Colorado. Our finance strategy plans to include making direct term secured loans and revolving lines of credit to businesses involved in the medical marijuana and legalized cannabis industry.

Distribution

In the distribution division we plan to distribute a variety of products and technologies to the retailers on the agriculture side of the cannabis industry. Such products are found at agricultural supply stores and include lighting, water cost reduction systems, electric cost reducing equipment, branded products and extractors. The Company plans for its distribution division to carry exclusive lines that we believe will create a leveraging effect by increasing sales and profitability in our other related divisions.

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Real Estate Leasing

We plan for our real estate business to primarily include the acquisition and leasing of cultivation space and related facilities to licensed marijuana growers and dispensary owners for their operations. We expect these facilities will range in size from 2,500 to 40,000 square feet. These facilities will only be leased to tenants that possess the requisite state licenses to operate cultivation facilities. The terms and conditions under the lease agreements with the tenants will provide certain requirements that permit the Company to continually evaluate its tenants’ compliance with applicable laws and regulations.

We plan to finance our real estate leasing activities through equity, debt and credit financing.

We have identified properties that are currently under review for purchase and leaseback to licensed cannabis cultivators in Colorado. These projects include the purchase and leaseback of existing, currently operating facilities, as well as proposed new construction projects. There can be no assurance that we will be able to complete any of these transactions.

Industry Finance and Equipment Leasing Services

The Company plans to distribute cultivation equipment and facilities to customers in the medical marijuana and legal cannabis industry. The Company expects it will enter into sale lease-back transactions of grow lights, tenant improvements and other grow equipment. Since Colorado State law does not allow entities operating under a cannabis license to pledge the assets or the license of the cannabis operation for any type of general borrowing activity, the Company intends to provide loans to individuals and businesses in the cannabis industry on an unsecured basis. Equipment will only be leased to tenants that possess the requisite state licenses to operate such facilities. The leases with the tenants will provide certain requirements that permit the Company to continually evaluate its tenants’ compliance with applicable laws and regulations.

Consulting and Advisory

Our management consulting division plans to provide professional expertise to improve yield performance in growing and quality of product enhancements. We intend for our services to include assistance in grow and dispensary operations, bottling, marijuana infused product manufacturing, distribution, branding, licensing, and company formation. Our experienced team plans to offer expertise to increase productivity to eliminate waste and increase quality. We have experience with maximizing dispensary activity and efficiency. The goal of our business model is to drive the Company’s clients to become clients of our other divisions.

In addition, the Company plans to deliver comprehensive consulting services that includes strategic planning and construction services to fully licensed cannabis operators, as well as assistance with licensure and related applications for potential cannabis operators. The Company will provide general advisory services for business development, facilities design and construction, cultivation and retail operations, marketing and the improvement and expansion of existing operations.

Current Background of the Medical Marijuana and Legal Cannabis Industry

On December 18, 2013, Reuters released a report in which public policy analyst Jon Gettman estimated the value of the legal U.S. marijuana crop at $35 billion annually, with California taking in $13.8 billion and Tennessee, Kentucky, Hawaii and Washington each with annual production worth more than $1 billion. According to ArcView Market Research in 2014, the industry is projected to grow 68% over the next year and 700% over the next five years. On February 14, 2014, the Obama Administration approved the banking industry to conduct business with legal marijuana sellers that are compliant with state law and FinCen guidance, a move that we believe could further assist in expanding this industry in furtherance of our business operations. Marijuana has been legalized for recreational use in four states but remains illegal under federal law, please see out risk factors herein.

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Growth Strategy

We plan to operate the Business Lines and consolidate what we believe to be the best of breed operations and the establishment of a national brand of retail and wholesale agricultural grow supply stores. Management of the Company intends to expand our operations through integrating operations with the Business Lines and organic growth. By strategically combining multiple business units under a single umbrella we believe we can obtain a significantly higher asset valuation, as opposed to the valuation of individual companies as standalone investments.

As a larger entity, we believe we can access growth capital more easily than can a single, early-stage company. Combined with access to capital, we project that the synergy of multiple business units leveraging shared marketing and sales functionalities will increase revenue and accelerate growth, while reducing the cost of customer acquisition. We believe this allows the collective group to attain market share more quickly and allow capital investors to invest in a larger pool of business units, representing a greater opportunity to seize market share.

At this time we have entered into two non-binding letters of intent to acquire two agricultural grow supply stores located in Washington State and Colorado (the “Supply Stores”). We can provide no assurances that we will effectuate the definitive agreements to acquire the Supply Stores. If we do acquire the Supply Stores it may not be upon terms that are favorable to the Company.

Competition

All of the Company’s planned retail and online distribution channels will compete for customers and sales with many different companies and products that are competitive today and likely to be even more competitive in the future. Accordingly, we believe it is essential that the Company and its verticals continue to develop, improve, and refine the value propositions that are offered to its customers.

Competition in the retail legal cannabis supply industry is significant, as competing stores continually open. With regard to competition in the California, Colorado and Washington market, there are numerous retail cannabis stores that we believe will compete with the Company for business.

The Company’s size relative to its competition is difficult to gauge as most of our competition is privately held and does not publicly report their earnings. We do know of several competitors who own and operate more retail cannabis stores than we currently do, but they are privately held and, therefore, we are unable to determine their size in terms of annual revenue. We also face competition from other public companies that offer equipment and expendables. Moreover, as the negative stigma associated with some types of urban gardening such as cannabis plants diminishes, it is very possible that other better capitalized public and private companies may enter the market and may effectively challenge the value proposition offered by the Company. These competitors may be able to attract customers more easily because of their financial resources. Our larger competitors can also devote substantially more resources to business development and may adopt more aggressive pricing policies. We plan to compete on the strength of our multiple business verticals, product offerings, and management.

While our management believes that we have the opportunity to be successful in the cannabis industry, there can be no assurance that we will be successful in accomplishing our business initiatives, or that we will be able to maintain significant levels of revenues, or recognize net income, from the sale of our products and services.

Intellectual Property Rights

The Company does not possess any intellectual property rights at this time.

Employees

We have two employees, including our President. We plan to hire additional employees as our operations expand. None of Company’s employees are represented by a labor union.

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DESCRIPTION OF PROPERTY

Our principal office is located at 535 5th Avenue, 24th Floor, New York NY 10017 at no cost to the Company. This space is utilized for office purposes and it is our belief that the space is adequate for our immediate needs. Additional space may be required as we expand our business activities. We do not foresee any significant difficulties in obtaining additional facilities if deemed necessary.

RISK FACTORS

You should carefully consider the risks described below together with all of the other information included in this current report on Form 8-K before making an investment decision with regard to our securities. The statements contained in or incorporated herein that are not historic facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. If any of the following risks actually occurs, our business, financial condition or results of operations could be harmed. In that case, you may lose all or part of your investment.

RISKS RELATED TO OUR COMPANY AND OUR INDUSTRY

WE ARE A DEVELOPING BUSINESS AND CAN MAKE NO ASSURANCES THAT WE WILL BE PROFITABLE.

We are a developing business and have not yet generated any revenue through the Company. There can be no assurance at this time that we will operate profitably or that we will have adequate working capital to meet our obligations as they become due. Investors must consider the risks and difficulties frequently encountered by early stage companies, particularly in rapidly evolving markets. Such risks include the following:

●	our ability to raise capital as and when we need it;

●	our ability to continue to develop and extend our brand identity;

●	our ability to anticipate and adapt to a competitive market;

●	our ability to effectively manage expanding operations;

●	the amount and timing of operating costs and capital expenditures relating to expansion of our business, operations, and infrastructure;

●	our ability to deliver and maintain high quality products and service;

●	our dependence upon key personnel; and

●	our dependence upon the performance of associated businesses and third parties with whom we may conduct business with or invest.

We cannot be certain that our business strategy will be successful or that we will successfully address these risks. In the event that we do not successfully address these risks, our business, prospects, financial condition, and results of operations could be materially and adversely affected. There is no assurance that the Company will ever be profitable.

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WE HAVE A LIMITED OPERATING HISTORY AND OPERATE IN A NEW INDUSTRY, AND WE MAY NOT SUCCEED.

We have a limited operating history and may not succeed. We are subject to all risks inherent in a developing business enterprise. Our likelihood of continued success must be considered in light of the problems, expenses, difficulties, complications, and delays frequently encountered in connection with manufacturing specialty products and the competitive and regulatory environment in which we operate. For example, the legal cannabis industry and the medical marijuana industry is a new industry that as a whole may not succeed, particularly should the Federal government change course and decide to prosecute those dealing in legal cannabis and medical marijuana under Federal law. If that happens there may not be an adequate market for our products. As a new industry, there are not established entities whose business model we can follow or build on the success of. Similarly, there is not information about comparable companies available for potential investors to review in making a decision about whether to invest in the Company. Further, as the legal cannabis industry and medical marijuana industry is a new market it is ripe for technological advancements that could limit or eliminate the need for our products.

You should further consider, among other factors, the risks and uncertainties encountered by companies that, like us, are in their early stages. For example, unanticipated expenses, problems, and technical difficulties may occur and they may result in material delays in the operation of our business, in particular with respect to our new products. We may not successfully address these risks and uncertainties or successfully implement our operating strategies. If we fail to do so, it could materially harm our business to the point of having to cease operations and could impair the value of our capital stock to the point investors may lose their entire investment.

OUR CONTINUED SUCCESS IS DEPENDENT ON ADDITIONAL STATES LEGALIZING CANNABIS AND MEDICAL MARIJUANA.

Continued development of the legal cannabis and medical marijuana market is dependent upon continued legislative authorization of marijuana at the state level. Any number of factors could slow or halt the progress. Further, progress, while encouraging, is not assured and the process normally encounters set-backs before achieving success. While there may be ample public support for legislative proposal, key support must be created in the legislative committee or a bill may never advance to a vote. Numerous factors impact the legislative process. Any one of these factors could slow or halt the progress and adoption of marijuana for recreational and medical purposes, which would limit the market for our products and negatively impact our business and revenues.

THE ALTERNATIVE MEDICINE INDUSTRY FACES STRONG OPPOSITION WHICH MAY HAVE AN ADVERSE IMPACT ON OUR BUSINESS OPERATIONS.

It is believed by many that well-funded, significant businesses may have a strong economic opposition to the medical marijuana industry as currently formed. We believe that the pharmaceutical industry clearly does not want to cede control of any compound that could become a strong selling drug. For example, medical marijuana will likely adversely impact the existing market for Marinol, the current “marijuana pill” sold by mainstream pharmaceutical companies. Further, the medical marijuana industry could face a material threat from the pharmaceutical industry should marijuana displace other drugs or simply encroach upon the pharmaceutical industry’s market share for compounds such as marijuana and its component parts. The pharmaceutical industry is well funded with a strong and experienced lobby that eclipses the funding of the medical marijuana movement. Any inroads the pharmaceutical industry makes in halting or rolling back the medical marijuana movement could have a detrimental impact on the market for our products and thus on our business, operations and financial condition.

MARIJUANA REMAINS ILLEGAL UNDER FEDERAL LAW. EVEN IN THOSE JURISDICTIONS IN WHICH THE USE OF MEDICAL MARIJUANA OR RECREATIONAL MARIJUANA HAS BEEN LEGALIZED AT THE STATE LEVEL, ITS USE AND PRESCRIPTION ARE VIOLATIONS OF FEDERAL LAW WHICH MAY DISRUPT THE ON GOING BUSINESS OF THE COMPANY.

Marijuana remains illegal under federal law. It is a Schedule-I controlled substance. Even in those jurisdictions in which the use of recreational and medical marijuana has been legalized at the state level, its use and prescription is a violation of federal law. The United States Supreme Court has ruled in United States v. Oakland Cannabis Buyers’ Coop. and Gonzales v. Raich that it is the federal government that has the right to regulate and criminalize cannabis, even for medical purposes. Therefore, federal law criminalizing the use of marijuana trumps state laws that legalize its use for recreational and medicinal purposes. At this time, the states are standing against the federal government, maintaining existing laws and passing new ones in this area. This may be because the Obama administration has made a policy decision to allow states to implement these laws and not prosecute anyone operating in accordance with applicable state law. However, we face another presidential election cycle in 2016, and a new administration could introduce a less favorable policy. A change in the federal attitude towards enforcement could cripple the industry. The marijuana industry is our target market, and if this industry is unable to operate, we would lose the majority of our potential clients, which would have a negative impact on our business, operations and financial condition.

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SOME OF Our clients may have difficulty accessing the service of banks, which may make it difficult for them to purchase our products and services.

As discussed above, the use of marijuana is illegal under federal law. Therefore, there is a compelling argument that banks cannot accept for deposit funds from the marijuana trade and therefore cannot do business with some of our clients that transact in marijuana. Clinic operators often have trouble finding a bank willing to accept their business. While U.S. Rep. Jared Polis (D-CO) has stated he will seek an amendment to banking regulations and laws in order to allow banks to transact business with state-authorized medical marijuana businesses, there can be no assurance his legislation will be successful, that banks will decide to do business with medical marijuana retailers, or that in the absence of legislation state and federal banking regulators will not strictly enforce current prohibitions on banks handling funds generated from an activity that is illegal under federal law. The inability of some of our potential clients in our target market to open accounts and otherwise use the service of banks may make it difficult for them to purchase our products and services.

THE SUCCESS OF OUR NEW AND EXISTING PRODUCTS AND SERVICES IS UNCERTAIN.

We have committed, and expect to continue to commit, significant resources and capital to develop and market existing product and service enhancements and new products and services. These products and services are relatively untested, and we cannot assure you that we will achieve market acceptance for these products and services, or other new products and services that we may offer in the future. Moreover, these and other new products and services may be subject to significant competition with offerings by new and existing competitors in the business of dispensing regulated pharmaceutical products. In addition, new products, services and enhancements may pose a variety of technical challenges and require us to attract additional qualified employees. The failure to successfully develop and market these new products, services or enhancements could seriously harm our business, financial condition and results of operations.

OUR BUSINESS IS DEPENDENT UPON CONTINUED MARKET ACCEPTANCE BY CONSUMERS.

We are substantially dependent on continued market acceptance of our products and services by consumers. Although we believe that the use of our products and services in the United States will gain consumer acceptance, we cannot predict the future growth rate and size of this market.

IF WE ARE ABLE TO EXPAND OUR OPERATIONS, WE MAY BE UNABLE TO SUCCESSFULLY MANAGE OUR FUTURE GROWTH.

If we are able to expand our operations in the United States and in other countries where we believe our products will be successful, as planned, we may experience periods of rapid growth, which will require additional resources. Any such growth could place increased strain on our management, operational, financial and other resources, and we will need to train, motivate, and manage employees, as well as attract management, sales, finance and accounting, international, technical, and other professionals. In addition, we will need to expand the scope of our infrastructure and our physical resources. Any failure to expand these areas and implement appropriate procedures and controls in an efficient manner and at a pace consistent with our business objectives could have a material adverse effect on our business and results of operations.

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THE COMPANY COULD LOSE STRATEGIC RELATIONSHIPS THAT ARE ESSENTIAL TO ITS BUSINESS.

The loss of certain current strategic relationships, the inability to find other strategic partners or the failure of the Company’s existing relationships to achieve meaningful positive results could harm the Company’s business. The Company intends to rely in part on strategic relationships to help it:

●	maximize adoption of the Company’s products through distribution arrangements;

●	increase the amount and type of data that can be processed to help boost the demand for the Company’s products and services;

●	enhance the Company’s brand;

●	expand the range of commercial activities based on the Company’s technology; and

●	increase the performance and utility of the Company’s products and services.

Many of these goals are beyond the Company’s expertise. The Company anticipates that the efforts of the Company’s strategic partners will become more important as our operations mature. In addition, the efforts of the Company’s strategic partners may be unsuccessful. Furthermore, these strategic relationships may be terminated before the Company realizes any benefit.

THE COMPANY’S BUSINESS WILL SUFFER IF IT’S SYSTEMS FAIL OR BECOME UNAVAILABLE.

A reduction in the performance, reliability and availability of the Company’s website and network infrastructure will harm the Company’s ability to distribute its products and services to its users, as well as its reputation and ability to attract and retain users and customers. The Company’s systems and operations could be damaged or interrupted by fire, flood, power loss, telecommunications failure, Internet breakdown, earthquake, acts of terrorism, and similar events. The Company’s systems are also subject to break-ins, sabotage, intentional acts of vandalism and similar misconduct. The Company does not have fully redundant systems or a formal disaster recovery plan, and the Company does not carry adequate business interruption insurance to compensate the Company for losses that may occur from a system outage.

A sudden and significant increase in traffic on the Company’s website could strain the capacity of the software, hardware and telecommunications systems that the Company deploys or uses. This could lead to slower response times or system failures. The Company depends on Web browsers, Internet service providers (“ISPs”) and online service providers to provide Internet users access to the Company’s website. Many of these providers have experienced significant outages in the past, and could experience outages, delays, and other difficulties due to system failures unrelated to the Company’s systems.

WE DEPEND UPON KEY PERSONNEL, THE LOSS OF WHICH COULD SERIOUSLY HARM OUR BUSINESS.

Our operating performance is substantially dependent on the continued services of our executive officers and key employees, in particular, Mr. Jeffrey Beverly, our President. We believe Mr. Beverly possesses valuable knowledge about and experience necessary to operate the business and that his knowledge and relationships would be difficult to replicate. We have not entered into an employment agreement with Mr. Beverly and, although we are considering doing so, have not acquired key-person life insurance. The unexpected loss of the services of Mr. Beverly could have a material adverse effect on our business, operations, financial condition and operating results, as well as the value of our common stock.

THE COMPANY MAY BE UNABLE TO RESPOND TO THE RAPID TECHNOLOGICAL CHANGE IN ITS INDUSTRY AND SUCH CHANGE MAY INCREASE COSTS AND COMPETITION THAT MAY ADVERSELY AFFECT ITS BUSINESS.

Rapidly changing technologies, frequent new product and service introductions and evolving industry standards characterize the Company’s market. The continued growth of the Internet and intense competition in the Company’s industry exacerbate these market characteristics. The Company’s future success will depend on its ability to adapt to rapidly changing technologies by continually improving the performance features and reliability of its products and services. The Company may experience difficulties that could delay or prevent the successful development, introduction or marketing of its products and services. In addition, any new enhancements must meet the requirements of its current and prospective users and must achieve significant market acceptance. The Company could also incur substantial costs if it needs to modify its products and services or infrastructures to adapt to these changes.

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The Company also expects that new competitors may introduce products, systems or services that are directly or indirectly competitive with the Company. These competitors may succeed in developing, products, systems and services that have greater functionality or are less costly than the Company’s products, systems and services, and may be more successful in marketing such products, systems and services. Technological changes have lowered the cost of operating communications and computer systems and purchasing software. These changes reduce the Company’s cost of providing services but also facilitate increased competition by reducing competitors’ costs in providing similar services. This competition could increase price competition and reduce anticipated profit margins.

THE COMPANY’S SERVICES ARE NEW AND ITS INDUSTRY IS EVOLVING.

You should consider the Company’s prospects in light of the risks, uncertainties and difficulties frequently encountered by companies in their early stage of development, particularly companies in the rapidly evolving cannabis market. To be successful in this market, the Company must, among other things:

●	develop and introduce functional and attractive service offerings;

●	attract and maintain a large base of consumers;

●	increase awareness of the Company brand and develop consumer loyalty;

●	establish and maintain strategic relationships with distribution partners and service providers;

●	respond to competitive and technological developments;

●	build an operations structure to support the Company business; and

●	attract, retain and motivate qualified personnel.

The Company cannot guarantee that it will succeed in achieving these goals, and its failure to do so would have a material adverse effect on its business, prospects, financial condition and operating results.

MARKET ACCEPTANCE IS UNCERTAIN and there is no guarantee that the products developed by the Company will be a commercial success.

There is no guarantee that products developed by the Company will become a commercial success. There can be no assurance that the Company will obtain any significant degree of market acceptance among customers. The Company may be required to devote substantial resources to educate the market, but it cannot sure you that a sufficient number of customers will use the Company’s products for a commercial success to be achieved. The failure of the Company’s products to gain market acceptance would have a material adverse effect on the Company’s business, financial condition and results of operations.

WHILE NO CURRENT LAWSUITS ARE FILED AGAINST THE COMPANY, THE POSSIBILITY EXISTS THAT A CLAIM OF SOME KIND MAY BE MADE IN THE FUTURE.

While no current lawsuits are filed against us, the possibility exists that a claim of some kind may be made in the future. While we will work to ensure high product and service quality and accuracy, no assurance can be given that some claims for damages will not arise. We currently carry product liability insurance. We cannot make any assurances that such insurance will completely cover any potential claims against the Company.

THE COMPANY’S FAILURE TO CONTINUE TO ATTRACT, TRAIN, OR RETAIN HIGHLY QUALIFIED PERSONNEL COULD HARM THE COMPANY’S BUSINESS.

The Company’s success also depends on the Company’s ability to attract, train, and retain qualified personnel, specifically those with management and product development skills. In particular, the Company must hire additional skilled personnel to further the Company’s research and development efforts. Competition for such personnel is intense. If the Company does not succeed in attracting new personnel or retaining and motivating the Company’s current personnel, the Company’s business could be harmed.

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IF WE FAIL TO ESTABLISH AND MAINTAIN AN EFFECTIVE SYSTEM OF INTERNAL CONTROL, WE MAY NOT BE ABLE TO REPORT OUR FINANCIAL RESULTS ACCURATELY OR TO PREVENT FRAUD. ANY INABILITY TO REPORT AND FILE OUR FINANCIAL RESULTS ACCURATELY AND TIMELY COULD HARM OUR REPUTATION AND ADVERSELY IMPACT THE FUTURE TRADING PRICE OF OUR COMMON STOCK.

Effective internal control is necessary for us to provide reliable financial reports and prevent fraud. If we cannot provide reliable financial reports or prevent fraud, we may not be able to manage our business as effectively as we would if an effective control environment existed, and our business and reputation with investors may be harmed. As a result, our small size and any current internal control deficiencies may adversely affect our financial condition, results of operation and access to capital.

We currently have insufficient written policies and procedures for accounting and financial reporting with respect to the requirements and application of US GAAP and SEC disclosure requirements. Additionally, there is a lack of formal process and timeline for closing the books and records at the end of each reporting period and such weaknesses restrict the Company’s ability to timely gather, analyze and report information relative to the financial statements.

Because of the Company’s limited resources, there are limited controls over information processing. There is inadequate segregation of duties consistent with control objectives. Our Company’s management is composed of a small number of individuals resulting in a situation where limitations on segregation of duties exist. In order to remedy this situation we would need to hire additional staff. Currently, the Company is unable to hire additional staff to facilitate greater segregation of duties but will reassess its capabilities after completion of the Offering.

RISKS TO OUR COMMON STOCK

THE PRICE OF THE SHARES OF OUR COMMON STOCK MAY NOT REFLECT OUR VALUE AND THERE CAN BE NO ASSURANCE THAT THERE WILL BE AN ACTIVE MARKET FOR OUR SHARES OF COMMON STOCK EITHER NOW OR IN THE FUTURE.

Our shares of common stock have had limited trading, and the price if traded may not reflect our value. There can be no assurance that there will be an active market for our shares of common stock either now or in the future. The market liquidity will be dependent on the perception of our operating business and any steps that our management might take to bring us to the awareness of investors. There can be no assurance given that there will be any awareness generated. Consequently, investors may not be able to liquidate their investment or liquidate it at a price that reflects the value of the business. If a more active market should develop, the price may be highly volatile. Because there may be a low price for our shares of common stock, many brokerage firms may not be willing to effect transactions in the securities. Even if an investor finds a broker willing to effect a transaction in the shares of our common stock, the combination of brokerage commissions, transfer fees, taxes, if any, and any other selling costs may exceed the selling price. Further, many lending institutions will not permit the use of such shares of common stock as collateral for any loans.

WE MAY BE SUBJECT TO PENNY STOCK RULES WHICH WILL MAKE THE SHARES OF OUR COMMON STOCK MORE DIFFICULT TO SELL.

We may be subject now and in the future to the SEC’s “penny stock” rules if our shares common stock sell below $5.00 per share. Penny stocks generally are equity securities with a price of less than $5.00. The penny stock rules require broker-dealers to deliver a standardized risk disclosure document prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker- dealer and its salesperson, and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker-dealer and salesperson compensation information must be given to the customer orally or in writing prior to completing the transaction and must be given to the customer in writing before or with the customer’s confirmation.

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In addition, the penny stock rules require that prior to a transaction the broker dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. The penny stock rules are burdensome and may reduce purchases of any offerings and reduce the trading activity for shares of our common stock. As long as our shares of common stock are subject to the penny stock rules, the holders of such shares of common stock may find it more difficult to sell their securities.

SHARES OF OUR CURRENTLY ISSUED AND OUTSTANDING STOCK MAY BECOME FREELY TRADABLE PURSUANT TO RULE 144 AND MAY DILUTE THE MARKET FOR YOUR SHARES AND HAVE A DEPRESSIVE EFFECT ON THE PRICE OF THE SHARES OF OUR COMMON STOCK

A substantial majority of our outstanding shares of common stock are “restricted securities” within the meaning of Rule 144 under the Securities Act. As restricted shares, these shares may be resold only pursuant to an effective registration statement or under the requirements of Rule 144 or other applicable exemptions from registration under the Act and as required under applicable state securities laws. Rule 144 provides in essence that an Affiliate (as such term is defined in Rule 144(a)(1)) of an issuer who has held restricted securities for a period of at least six months (one year after filing Form 10 information with the SEC for shell companies and former shell companies) may, under certain conditions, sell every three months, in brokerage transactions, a number of shares that does not exceed the greater of 1% of a company’s outstanding shares of common stock or the average weekly trading volume during the four calendar weeks prior to the sale (the four calendar week rule does not apply to companies quoted on the OTC Bulletin Board). Rule 144 also permits, under certain circumstances, the sale of securities, without any limitation, by a person who is not an Affiliate of the Company and who has satisfied a one- year holding period. A sale under Rule 144 or under any other exemption from the Act, if available, or pursuant to subsequent registrations of our shares of common stock, may have a depressive effect upon the price of our shares of common stock in any active market that may develop.

YOU MAY EXPERIENCE DILUTION OF YOUR OWNERSHIP INTEREST BECAUSE OF THE FUTURE ISSUANCE OF ADDITIONAL SHARES OF OUR COMMON STOCK AND OUR PREFERRED STOCK.

In the future, we may issue our authorized but previously unissued equity securities, resulting in the dilution of the ownership interests of our present stockholders. We are currently authorized to issue an aggregate of 125,000,000 shares of capital stock consisting of 100,000,000 shares of common stock, par value $0.001 per share and 25,000,000 shares of blank check preferred stock, par value $0.001 per share.

We may also issue additional shares of our common stock or other securities that are convertible into or exercisable for common stock in connection with hiring or retaining employees or consultants, future acquisitions, future sales of our securities for capital raising purposes, or for other business purposes. The future issuance of any such additional shares of our common stock or other securities may create downward pressure on the trading price of our common stock. There can be no assurance that we will not be required to issue additional shares, warrants or other convertible securities in the future in conjunction with hiring or retaining employees or consultants, future acquisitions, future sales of our securities for capital raising purposes or for other business purposes, including at a price (or exercise prices) below the price at which shares of our common stock are trading.

WE DO NOT EXPECT TO PAY DIVIDENDS AND INVESTORS SHOULD NOT BUY OUR COMMON STOCK EXPECTING TO RECEIVE DIVIDENDS.

We have not paid any dividends on our common stock in the past, and do not anticipate that we will declare or pay any dividends in the foreseeable future. Consequently, investors will only realize an economic gain on their investment in our common stock if the price appreciates. Investors should not purchase our common stock expecting to receive cash dividends. Because we do not pay dividends, and there may be limited trading, investors may not have any manner to liquidate or receive any payment on their investment. Therefore, our failure to pay dividends may cause investors to not see any return on investment even if we are successful in our business operations. In addition, because we do not pay dividends we may have trouble raising additional funds, which could affect our ability to expand our business operations.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This current report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These include statements about our expectations, beliefs, intentions or strategies for the future, which we indicate by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “we believe,” “management believes” and similar language. Except for the historical information contained herein, the matters discussed in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in this current report on Form 8-K are forward-looking statements that involve risks and uncertainties. The factors listed in the section captioned “Risk Factors,” as well as any cautionary language in this current report on Form 8-K, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from those projected. Except as may be required by law, we undertake no obligation to update any forward-looking statement to reflect events after the date of this current report on Form 8-K.

Overview

We intend for this discussion to provide information that will assist in understanding our financial statements, the changes in certain key items in those financial statements, and the primary factors that accounted for those changes, as well as how certain accounting principles affect our financial statements.

Business Overview

Grow Solutions, Inc. (the “Company” or “Grow Solutions”), a Delaware corporation, offers a variety of services, products, financing, technology and management consulting to the medical marijuana and legalized cannabis industry. The Company has offices located at 535 5th Avenue, 24th Floor, New York NY 10017.

The focus of the Company is to provide comprehensive services within the medical marijuana and legalized cannabis industry to those third parties growing, processing and dispensing marijuana and marijuana infused products. The Company plans to operate multiple verticals within the cannabis industry, consisting of but not limited to (i) financing, (ii) sales of unregulated products through retail agricultural grow stores, (iii) distribution of unregulated products, equipment and supplies to agricultural grow stores, (iv) management and consulting services, (v) real estate, (vi) licensing, and (vii) rights to proprietary, unregulated products.

Our business strategy is structured into various operating divisions to attain vertical penetration within our customer base and horizontally penetrate opportunities and customer relationships between our operating divisions. We have a team of experienced personnel in each area of our business model and our management team has successfully operated cannabis grow operations, managed dispensaries and navigated the cannabis State licensing process. Further, our planned retail agricultural grow stores are staffed with individuals knowledgeable in all products and growing needs.

Results of Operations

For the Period from March 21, 2014 (Inception) to December 31, 2014

General and administrative expenses

General and administrative expenses for the period from March 21, 2014 (inception) to December 31, 2014 were $152,959. General and administrative expenses consisted primarily of legal expenses incurred in connection with a private placement of equity securities and an impending reverse merger. In addition, the Company incurred travel expenses associated with the development of the Company and bad debt expense recorded on a note receivable.

Other Income

Other income for the period from March 21, 2014 (inception) to December 31, 2014 was $50 and consisted of interest earned on a note receivable.

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Net Loss

As a result of the foregoing factors, the net loss for the period from March 21, 2014 (inception) to December 31, 2014, was $152,909, or $0.00 per share.

Liquidity and Capital Resources

At December 31, 2014, we had working capital of $379,091 and available cash and cash equivalents of $452,275.

Net Cash

Net cash used in operating activities for the period from March 21, 2014 (inception) to December 31, 2014 was $24,275. This change is attributable to the net loss for the period from March 21, 2014 (inception) to December 31, 2014 of $152,909 offset by non-cash stock compensation and bad debt expense of $10,000 and $25,000, respectively, and accrued legal fees of $93,234.

Net cash used in investing activities for the period from March 21, 2014 (inception) to December 31, 2014 was $45,000 and consisted of loans made to potential acquisition candidates.

Financings

During the period from March 21, 2014 (inception) to December 31, 2014 we received proceeds of $450,000 from the issuance of common stock in a private placement. Furthermore, the Company received $43,005 in proceeds from the issuance of founders’ shares and an additional $28,995 in capital contributed by the Company’s founders.

Liquidity

At December 31, 2014, the Company had a cash balance of $452,275 and for the period from March 21, 2014 (inception) to December 31, 2014, the Company had a net loss of $152,909. Although the Company had a net loss for the period from March 21, 2014 (inception) to December 31, 2014, the Company sold 1,600,000 shares of common stock at $0.20 a unit in a private placement subsequent to December 31, 2014. The Company believes it has sufficient cash on hand to meet its operating needs through at least through April 2016.

Off-Balance Sheet Arrangements

As of December 31, 2014, the Company had no off-balance sheet arrangements.

Critical Accounting Policies

We believe that the following accounting policies are the most critical to aid you in fully understanding and evaluating this “Management’s Discussion and Analysis of Financial Condition and Results of Operation.”

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

The Company’s significant accounting estimates and assumptions affecting the financial statements were the valuation allowance for deferred tax assets and estimates and assumptions used in valuation of equity instruments. Those significant accounting estimates or assumptions bear the risk of change due to the fact that there are uncertainties attached to those estimates or assumptions, and certain estimates or assumptions are difficult to measure or value.

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Management bases its estimates on historical experience and on various assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources.

Management regularly reviews its estimates utilizing currently available information, changes in facts and circumstances, historical experience and reasonable assumptions. After such reviews, and if deemed appropriate, those estimates are adjusted accordingly. Actual results could differ from those estimates.

Income Taxes

We comply with section 740 of the FASB Accounting Standards Codification for income taxes, which requires an asset and liability approach to financial reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred income tax assets to the amount expected to be realized.

Stock Based Compensation

All stock-based payments to employees, non-employee consultants, and to nonemployee directors for their services as directors, including any grants of restricted stock and stock options, are measured at fair value on the grant date and recognized in the statements of operations as compensation or other expense over the relevant service period. Stock-based payments to nonemployees are recognized as an expense over the period of performance. Such payments are measured at fair value at the earlier of the date a performance commitment is reached or the date performance is completed. In addition, for awards that vest immediately and are non-forfeitable the measurement date is the date the award is issued.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

MANAGEMENT

Directors

The following sets forth the current members of our board of directors (“Board”) and information concerning their ages and background. All directors hold office until the next annual meeting of stockholders or until their respective successors are elected, except in the case of death, resignation or removal:

Name	Age	Position

Jeffrey Beverly(1)	45	President, Director

(1)	Jeffrey Beverly’s appointment as the sole officer and director of the Company became effective on April 28, 2015. On the same date, Ed Bailey resigned from his position as sole officer and director of the Company.

A brief biography of our director is more fully set forth in Item 5.02, which is incorporated herein by reference.

Committees

We currently do not have any committees in place but anticipate establishing an audit committee, compensation committee and governance and nominating committee in the near future.

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Independent Directors

For purposes of determining independence, the Company has adopted the definition of independence as contained in NASDAQ Market Place Rules 4200. Pursuant to the definition, the Company has determined that one of its directors currently qualify as independent.

Employment Agreements

At this time, we have not entered into any employment agreements with our sole officer and director or employees.

Family Relationships

There are no family relationships amongst our officers and directors.

Code of Ethics

We currently do not have a code of ethics that applies to our officers, employees and directors, including our Chief Executive Officer and senior executives.

EXECUTIVE COMPENSATION

LightTouch Vein & Laser, Inc. Summary Compensation

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers paid by LightTouch Vein & Laser, Inc. during the fiscal years of 2012 through 2014.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)
Ed Bailey(1)	2014	$0	0	0	0	0	0	$0	$0
	2013	$0	0	0	0	0	0	$0	$0
	2012	$0	0	0	0	0	0	$0	$0

1.	Effective April 28, 2015, Ed Bailey resigned from his position as sole officer and director of the Company. On the same date, Jeffrey Beverly’s appointment as the sole officer and director of the Company became effective.

Option Grants Table

There were no individual grants of stock options to purchase our common stock made to the executive officers named in the Summary Compensation Table from inception through the date of this filing.

Grow Solutions, Inc. Summary Compensation

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers paid by us during the period ended December 31, 2014.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)

(1)Jeffrey Beverly	2014 (2)	$0	0	0	0	0	0	0	$0

1.	On April 28, 2015, Mr. Beverly was appointed President and Director of the Company.
2.	Grow Solutions, Inc. was incorporated on March 21, 2014.

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Compensation of Directors

Currently, the Company does not pay its directors for their service to the board of directors but it may do so in the future.

Option Plan

We currently do not have an equity compensation plan, however, we may wish to issue stock options pursuant to an equity incentive plan in the future. Such stock options may be awarded to management, employees, members of the board of directors and consultants of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Other than disclosed below, none of our officers, directors, proposed director nominees, beneficial owners of more than 10% of our shares of common stock, or any relative or spouse of any of the foregoing persons, or any relative of such spouse who has the same house as such person or who is a director or officer of any parent or subsidiary of our Company, has any direct or indirect material interest in any transaction to which we are a party since our incorporation or in any proposed transaction to which we are proposed to be a party. In the event a related party transaction is proposed, such transaction will be presented to our board of directors for consideration and approval. Any such transaction will require approval by a majority of the disinterested directors and such transactions will be on terms no less favorable than those available to disinterested third parties.

On February 16, 2015, our subsidiary Grow Solutions purchased 250,000 shares of common stock of the Company. These shares are controlled by Mr. Jeffrey Beverly the President of the Company.

PRE-CLOSING PRINCIPAL STOCKHOLDERS

The following table provides the names and addresses of each person known to us to own more than 5% of our outstanding shares of common stock as of April 27, 2015, and by the officers and directors, individually and as a group. Except as otherwise indicated, all shares are owned directly and the shareholders listed possesses sole voting and investment power with respect to the shares shown.

Name	Number of Shares Beneficially Owned(1)	Percent of Class
Grow Solutions, Inc.(2)
641 Lexington Avenue
New York, New York 10022	250,000	59.68%

Colin Heard
11375 Brittany Woods
Cincinnati, Ohio 45249	21,855	5.22%

All Executive Officers and Directors as a group (2)	0	0%

Ed Bailey
4492 South Enclave Vista Lane,
Holiday, Utah 84124	0	0%

(1)	Based on 418,895 shares of common stock outstanding as of April 28, 2015.
(2)	The shares held by Grow Solutions, Inc. are controlled by Mr. Jeffrey Beverly the President of the Company.

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POST-CLOSING PRINCIPAL STOCKHOLDERS

The following table provides the names and addresses of each person known to us to own more than 5% of our outstanding shares of common stock as April 28, 2015 and by the officers and directors, individually and as a group. Except as otherwise indicated, all shares are owned directly and the shareholders listed possesses sole voting and investment power with respect to the shares shown.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(1)(2)	Percent of Class(3)
Peter Aiello Jr.	10,800,000	23.43%
Roseanne Wexler	5,400,000	10.71%
Joshua Wexler	5,400,000	10.71%
RLJ Partners(4)	4,000,000	7.93%

All Executive Officers and Directors as a Group(1)	600,000	0.01%
Jeffrey Beverly	600,000	0.01%

(1)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise indicated, the address of the beneficial owner is 535 5th Avenue, 24th Floor New York, NY 10017.

(2)	Pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, beneficial ownership includes any shares as to which a shareholder has sole or shared voting power or investment power, and also any shares which the shareholder has the right to acquire within 60 days, including upon exercise of common shares purchase options or warrants. There are 50,391,612 shares of common stock issued and outstanding as of May 4, 2015.

(3)	Based on 50,391,612 issued and outstanding shares of common stock as of May 4, 2015.

(4)	The 4,000,000 shares of the Company’s common stock held by RLJ Partners is beneficially owned by Ms. Rachel Wexler.

DESCRIPTION OF SECURITIES

General

The Company is authorized to issue an aggregate number of 125,000,000 shares of capital stock, of which 100,000,000 shares are common stock, $0.001 par value per share and 25,000,000 shares are preferred stock, $0.001 par value per share.

Preferred Stock

The Company is authorized to issue 25,000,000 shares of preferred stock, $0.001 par value per share. Currently we have no shares of preferred stock issued and outstanding.

Common Stock

The Company is authorized to issue 100,000,000 shares of common stock, $0.001 par value per share. Subsequent to the Merger, we currently have 50,391,612 shares of common stock issued and outstanding.

Each share of common stock shall have one (1) vote per share for all purpose. Our common stock does not provide a preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights. Our common stock holders are not entitled to cumulative voting for purposes of electing members to our board of directors.

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Dividends

We have not paid any cash dividends to our shareholders. The declaration of any future cash dividends is at the discretion of our board of directors and depends upon our earnings, if any, our capital requirements and financial position, our general economic conditions, and other pertinent conditions. It is our present intention not to pay any cash dividends in the foreseeable future, but rather to reinvest earnings, if any, in our business operations.

Warrants

As of May 4, 2015, there are 3,850,000 outstanding warrants to purchase our shares of common stock at an exercise price of $0.40. Each warrant shall be callable by the Company upon the Company’s Common Stock trading at $0.60 or higher for twenty (20) consecutive days. The warrants shall include standard weighted average anti-dilution protection and shall expire with a three year term.

Options

There are no outstanding options to purchase our securities.

Our common stock is quoted on the OTC Markets OTCQB under the symbol “LTVL”. At this time there is limited to no trading activity of our common stock. We plan to change our stock symbol and company name to better reflect our business operations.

The market price of our Common Stock is subject to significant fluctuations in response to variations in our quarterly operating results, general trends in the market and other factors, over many of which we have little or no control. In addition, broad market fluctuations, as well as general economic, business and political conditions, may adversely affect the market for our Common Stock, regardless of our actual or projected performance.

Holders

As of May 4, 2015, we have 50,391,612 shares of our common stock par value, $0.001, issued and outstanding. There are approximately 128 holders of our common stock.

Transfer Agent and Registrar

The Transfer Agent for our capital stock is Interwest Transfer Company located at 1981 Murray Holladay Road, Suite 100, Salt Lake City, UT 84117.

Penny Stock Regulations

The Securities and Exchange Commission has adopted regulations which generally define “penny stock” to be an equity security that has a market price of less than $5.00 per share. Our Common Stock, when and if a trading market develops, may fall within the definition of penny stock and be subject to rules that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000, or annual incomes exceeding $200,000 individually, or $300,000, together with their spouse).

For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser’s prior written consent to the transaction. Additionally, for any transaction, other than exempt transactions, involving a penny stock, the rules require the delivery, prior to the transaction, of a risk disclosure document mandated by the Securities and Exchange Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and, if the broker-dealer is the sole market-maker, the broker-dealer must disclose this fact and the broker-dealer’s presumed control over the market. Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Consequently, the “penny stock” rules may restrict the ability of broker-dealers to sell our Common Stock and may affect the ability of investors to sell their Common Stock in the secondary market.

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Dividend Policy

Any future determination as to the declaration and payment of dividends on shares of our Common Stock will be made at the discretion of our board of directors out of funds legally available for such purpose. We are under no contractual obligations or restrictions to declare or pay dividends on our shares of Common Stock. In addition, we currently have no plans to pay such dividends. Our board of directors currently intends to retain all earnings for use in the business for the foreseeable future. See “Risk Factors.”

Equity Compensation Plan Information

Currently, there is no equity compensation plan in place.

Legal Proceedings

There are no material proceedings to which any director or officer, or any associate of any such director or officer, is a party that is adverse to our Company or any of our subsidiaries or has a material interest adverse to our Company or any of our subsidiaries. No director or executive officer has been a director or executive officer of any business which has filed a bankruptcy petition or had a bankruptcy petition filed against it during the past ten years. No current director or executive officer has been convicted of a criminal offense or is the subject of a pending criminal proceeding during the past ten years. No current director or executive officer has been the subject of any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities during the past ten years. No current director or officer has been found by a court to have violated a federal or state securities or commodities law during the past ten years.

In addition, there are no material proceedings to which any affiliate of our Company, or any owner of record or beneficially of more than five percent of any class of voting securities of our Company, is a party that is adverse to our Company or any of our subsidiaries or has a material interest adverse to our Company or any of our subsidiaries. We are not currently involved in any litigation that we believe could have a materially adverse effect on our financial condition or results of operations.

However, from time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.

Recent Sales of Unregistered Securities

Reference is made to Item 3.02 of this Current Report on Form 8-K for a description of recent sales of unregistered securities, which is hereby incorporated by reference.

Indemnification of Officers and Directors

The directors and officers of the Company are indemnified as provided by the Nevada corporate law and our Bylaws. We have agreed to indemnify each of our directors and certain officers against certain liabilities, including liabilities under the Securities Act of 1933. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

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We have been advised that in the opinion of the Securities and Exchange Commission indemnification for liabilities arising under the Securities Act is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities is asserted by one of our directors, officers, or controlling persons in connection with the securities being registered, we will, unless in the opinion of our legal counsel the matter has been settled by controlling precedent, submit the question of whether such indemnification is against public policy to a court of appropriate jurisdiction. We will then be governed by the court’s decision.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Merger as described above, effective April 28, 2015, the Grow Solutions, Inc. shareholders and certain creditors of the Company were issued 44,005,000 shares of the Company’s common stock in exchange for all of the issued and outstanding shares of Grow Solutions.

Effective April 28, 2015, the Company issued a convertible promissory note to Grow Solutions, Inc. in the principal amount of one hundred fifty thousand dollars ($150,000) (the “Grow Note”). The principal and interest of the Grow Note is convertible into 7,500,000 shares of the Company’s common stock.

On the same date, the Company also issued convertible promissory notes to lenders and creditors of the Company in the principal amount of thirty three thousand dollars ($33,000) in the aggregate, convertible into 1,467,717 shares of common stock of the Company.

On February 19, 2015, the Company issued 250,000 shares of common stock to a consulting firm for investor relations and public relations services.

On February 19, 2015, the Company issued 150,000 shares of common stock to a consulting firm for strategic business planning, investor relations and public relations services.

On February 23, 2015, the Company issued 250,000 shares of common stock to a consulting firm for strategic business planning and investor relations services.

Such securities were not registered under the Securities Act of 1933.These securities were not registered under the Securities Act. These securities qualified for exemption under Section 4(a)(2) of the Securities Act since the issuance of securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(a)(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since the Conventions Shareholders agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 4.01 Changes in Registrant’s Certifying Accountant.

None.

Item 5.01 Changes in Control of Registrant.

As explained more fully in Item 2.01, in connection with the Merger, the majority shareholder of LightTouch Vein & Laser, Inc. agreed to sell his ownership interest in the Company to Grow Solutions, Inc. consisting of 250,000 shares of the Company’s common stock for a purchase price of one hundred thousand dollars ($100,000). The shares represented approximately 61% of the Company’s issued and outstanding shares (the “Control Block Purchase”). As such, immediately following the Merger, the Grow Solutions, Inc. Shareholders hold approximately 99% of the total combined voting power of all classes of our outstanding stock entitled to vote. Reference is made to the disclosures set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

In connection with the Closing of the Merger, and as explained more fully in Item 2.01 above under the section titled “Management” and in Item 5.02 hereof, Mr. Ed Bailey, the former Chief Executive Officer, President, Secretary, Treasure and Director resigned from his positions as such.

Effective April 28, 2015, Mr. Jeffrey Beverly was appointed as the sole officer and director of the Company.

Name	Age	Position

Jeffrey Beverly	45	President, Director

22

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a) Resignation of Directors

Effective April 28, 2015, Ed Bailey resigned from his position on the board of directors. There were no disagreements between Mr. Bailey and us or any officer or director of the Company.

(b) Resignation of Officers

Effective April 28, 2015, Ed Bailey resigned as our Chief Executive Officer, President, Secretary, and Treasurer.

(c) Appointment of Directors

Effective April 28, 2015, Jeffrey Beverly was appointed as a member of the Board of Directors:

Name	Age	Position

Jeffrey Beverly	45	Director

Please see also Section 5.02(d) of this current report, whose information is herein incorporated by reference.

(d) Appointment of Officers

Effective April 28, 2015 the sole director of the Company appointed Jeffrey Beverly as our executive officer, with the respective titles as set forth opposite his name below:

Name	Age	Position

Jeffrey Beverly	45	President

The business background description of Jeffrey Beverly, the newly appointed officer and director is as follows:

Jeffrey Beverly, 45, President and Director

Mr. Beverly, age 45, has four years of experience in the cannabis industry and a total of 19 years in senior management with various corporations, including Bank of America, Northern Trust and Raymond James, Inc. From 2011 through 2014, Mr. Beverly was the Vice President of Impulse National, Inc. the creators of the StoK brand of vaporizer products. Mr. Beverly is also an attorney who has practiced law in the State of Florida.

Mr. Beverly has an undergraduate degree from the Ohio State University and a law degree from Chicago-Kent School of law. The board of directors believes that Mr. Beverly’s leadership skills, experience in business management and team building will be critical in supporting the Company’s growth plans.

Family Relationships

There are no family relationships with any of our officers and directors.

Item 5.06 Change in Shell Company Status.

As described in Item 1.01 and Item 2.01 of this Current Report on Form 8-K, on April 28, 2015, we effectuated the Merger, pursuant to which we acquired all of the issued and outstanding common stock of Grow Solutions in exchange for the issuance of 44,005,000 shares of the Company.

23

As a result of the Merger, Grow Solutions became our wholly-owned operating subsidiary and, upon the issuance of the 44,005,000 shares of Common Stock of the Company, the Grow Solutions, Inc. Shareholders own approximately 99% of all of our issued and outstanding Common Stock. We currently have a total of 50,391,612 issued and outstanding shares of Common Stock.

As the result of the consummation of the Merger, we are no longer a shell company as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired. The Audited Financial Statements of Grow Solutions, Inc., are filed in this Current Report on Form 8-K and are incorporated herein by reference.

24

(d) Exhibits. Exhibit No. Description

Exhibit No.	Description
2.1	Form of Acquisition and Plan of Merger Agreement dated February 16, 2015 by and among LightTouch Vein & Laser, Inc., LightTouch Vein & Laser Acquisition Corporation, and Grow Solutions, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 19, 2015)

3.1	Certificate of Incorporation (incorporated herein by reference to Exhibit 3.1 to the Company’s Form 10SB12G filed with the Securities and Exchange Commission on February 2, 2000).

3.2	Certificate of Incorporation of Grow Solutions, Inc.*

3.3	Amended and Restated Certificate of Incorporation of Grow Solutions, Inc.*

3.4	By-Laws (incorporated herein by reference to Exhibit 3.2 to the Company’s Form 10SB12G filed with the Securities and Exchange Commission on February 2, 2000)

3.5	By-Laws of Grow Solutions, Inc.*

4.1	Form of Convertible Promissory Note issued by the Company in favor of certain creditors (incorporated by reference to Exhibit 3.1 of the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on February 19, 2015)

4.2	Form of Convertible Promissory Note issued by the Company in favor of Grow Solutions, Inc. (incorporated by reference to Exhibit 3.2 of the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on February 19, 2015)

99.1	Letter of Resignation of Ed Bailey, former President and Director of the Company*

*	Filed Herewith.

25

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTTOUCH VEIN & LASER, INC.

Date: May 4, 2015	By:	/s/ Jeffrey Beverly
	Name:	Jeffrey Beverly
	Title:	President

26

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and stockholders of Grow Solutions, Inc.

We have audited the accompanying balance sheet of Grow Solutions, Inc. as of December 31, 2014 and the related statements of operations, stockholders’ equity, and cash flows for the period March 21, 2014 (inception) to December 31, 2014. Grow Solutions, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Grow Solutions, Inc. as of December 31, 2014, and the results of its operations and its cash flows for the period March 21, 2014 (inception) through December 31, 2014 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the entity will continue as a going concern. As discussed in Note 3 to the financial statements, the entity has suffered recurring losses from operations that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

KLJ & Associates, LLP
St. Louis Park, MN
April 27, 2015

F-1

Grow Solutions, Inc.

Balance Sheet

December 31, 2014

Assets

Current Assets:
Cash and cash equivalents	$452,275
Notes receivable and accrued interest, net	20,050
Total Assets	$472,325

Liabilities and Shareholders' Deficiency

Current Liabilities:
Accrued Expenses	$93,234

Total Current Liabilities	93,234

Commitments and contingencies

Shareholder's Equity
Preferred stock, $0.001 par value; 10,000,000 shares authorized; 0 shares issued and outstanding	-
Common stock, $0.001 par value; 75,000,000 shares authorized; 46,255,000 shares issued and outstanding	46,255
Additional paid in capital	485,745
Accumulated deficit	(152,909)
Total Shareholders' Equity	379,091

Total Liabilities and Shareholders' Equity	$472,325

The accompanying notes are an integral part of these financial statements.

F-2

Grow Solutions, Inc.

Statement of Operations

For the Period from March 21, 2014 (Inception) to December 31, 2014

Net Revenue	$-

General and administrative expenses	152,959

Other income	50

Net loss	$(152,909)

Net loss per ordinary share - basic & diluted	$(0.00)

Weighted average ordinary shares outstanding - basic & diluted	43,909,720

The accompanying notes are an integral part of these financial statements.

F-3

Grow Solutions, Inc.

Statement of Changes in Shareholder's Equity

For the Period from March 21, 2014 (Inception) to December 31, 2014

	Common Stock		Additional Paid-In	Accumulated	Shareholder's
	Shares	Amount	Capital	Deficit	Equity

Issuance of founders' shares	43,005,000	$43,005	$-	$-	$43,005
Stock issued for services	1,000,000	$1,000	$9,000	$-	$10,000
Stock issued for cash	2,250,000	$2,250	$447,750	$-	$450,000
Contributed capital	-	-	28,995	-	28,995
Net loss	-	-	-	(152,909)	(152,909)

Balance, December 31, 2014	46,255,000	$46,255	$485,745	$(152,909)	$379,091

The accompanying notes are an integral part of these financial statements.

F-4

Grow Solutions, Inc.

Statement of Cash Flows

For the Period from March 21, 2014 (Inception) to December 31, 2014

Cash Flows From Operating Activities:
Net loss	$(152,909)
Adjustments to reconcile net loss to net cash used in operating activities:
Interest income	(50)
Stock based compensation	10,000
Bad debt expense	25,000
Changes in operating assets and liabilities:
Accrued expenses	93,234
Net Cash Used In Operating Activities	(24,725)

Cash Flows From Investing Activities:
Loan to potential acquisition candidate	(45,000)
Net Cash Used In Investing Activities	(45,000)

Cash Flows From Financing Activities:
Stock issued for cash	493,005
Contributed capital	28,995
Net Cash Provided By Financing Activities	522,000

Net change in cash	452,275

Cash at beginning of period	-

Cash at end of period	$452,275

Supplemental disclosures of cash flow information:
Cash paid for interest	$-
Cash paid for taxes	$-

The accompanying notes are an integral part of these financial statements.

F-5

GROW SOLUTIONS, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1 — Organization, Plan of Business Operations and Going Concern Consideration

Grow Solutions, Inc. (the “Company” or “Grow Solutions”), a Delaware corporation, offers a variety of services, products, financing, technology and management consulting to the legalized cannabis industry. The Company has offices located at 641 Lexington Avenue, New York, New York 10022.

The focus of the Company is to provide comprehensive services within the cannabis industry to those growing, processing and dispensing marijuana and marijuana infused products. The Company plans to operate multiple verticals within the cannabis industry, consisting of but not limited to (i) financing, (ii) sales of unregulated products through retail agricultural grow stores, (iii) distribution of unregulated products, equipment and supplies to agricultural grow stores, (iv) management and consulting services, (v) real estate, (vi) licensing, and (vii) rights to proprietary, unregulated products.

Our business strategy is structured into various operating divisions to attain vertical penetration within our customer base and horizontally penetrate opportunities and customer relationships between our operating divisions. We have a team of experienced personnel in each area of our business model and our management team has successfully operated cannabis grow operations, managed dispensaries and navigated the cannabis State licensing process. Further, our planned retail agricultural grow stores are staffed with individuals knowledgeable in all products and growing needs.

Note 2 — Significant Accounting Policies

Basis of presentation

The accompanying financial statements are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet, primarily due to their short-term nature.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Loss per share

Loss per share is computed by dividing net loss by the weighted-average number of ordinary shares outstanding during the period.

Income Taxes

The Company accounts for income taxes under ASC Topic 740 “Income Taxes” (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

F-6

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecoginition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company determined that the Cayman Islands is its only major tax jurisdiction. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. Since the Company was incorporated on March 21, 2014, the evaluation was performed for the upcoming 2014 tax year, which will be the only period subject to examination upon filing of appropriate tax returns. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in material changes to its financial position.

The Company’s policy for recording interest and penalties associated with audits is to record such expense as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period from March 21, 2014, (inception) through December 31, 2014. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Note 3 — Liquidity

At December 31, 2014, the Company had a cash balance of $472,325 and for the period from March 21, 2014 (inception) to December 31, 2014, the Company had a net loss of $152,909. Although the Company had a net loss for the period from March 21, 2014 (inception) to December 31, 2014, the Company sold 1,600,000 shares of common stock at $0.20 a unit in a private placement subsequent to December 31, 2014. The Company believes it has sufficient cash on hand to meet its operating needs through at least through April 2016.

Note 4 — Notes Receivable and accrued interest

In April 2014, the Company signed a letter of intent with Delta Entertainment Group (‘Delta”) to enter into a reverse merger transaction. In exchange for Delta’s exclusivity until the earlier of the execution of a stock exchange agreement or June 30, 2014, the Company paid Delta $25,000. Delta was to use the $25,000 to become current with its public filings. Since the stock exchange transaction was not executed by June 30, 2014, the $25,000 that the Company provided to Delta reverted to a one year note with an interest rate at 8% per annum. As of December 31, 2014, it was determined by the Company that since Delta lacked the financial resources to get current in its public filings, the collectability of the note was doubtful. Accordingly, the Company has not accrued any interest income on the note and has booked a 100% reserve against the note receivable and recorded bad debt expense of $25,000, which was a component of General and administrative expenses in the Statement of Operations.

In December 2014, the Company loaned $20,000 to Love Garden Supply LLC (“Love Garden”). The loan bears interest at 4% per annum, with a default interest rate of 18%. The note matures the earlier of June 30, 2015 or the consummation of the acquisition of Love Garden by the Company. Both the principal and the accrued interest on the note are payable to the Company on the maturity date. Love Garden is the grantor on the note, and the note is collateralized by all of Love Garden’s assets. As of December 31, 2014, the Company has accrued $50 in interest on this note, which was recorded as Other income in the Statement of Operations.

Note 5 — Shareholder’s Equity

Preferred Stock

The Company is authorized to issue 10,000,000 preferred shares with a par value of $0.001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors.

As of December 31, 2014, there are no preferred shares issued or outstanding.

Common Stock

The Company is authorized to issue 75,000,000 ordinary shares with a par value of $0.001 per share.

On March, 21, 2014, the Company issued 43,005,000 shares of stock to its founding members for $0.001 per share for total cash consideration of $43,005.

On August 11, 2014, the Company issued 1,000,000 shares of stock for legal services. The Company expensed $10,000 for the shares issued.

In November 2014, the Company issued 2,250,000 shares of common stock to investors at $0.20 a unit in connection with the private placement of the Company’s stock. In addition, the investors received 2,250,000 three year warrants with an exercise price of $0.40. Each warrant is callable by the Company upon the Company’s common stock trading at $0.60 or higher for 20 consecutive days.

F-7

Additional Paid in Capital

During 2014, several of the founding members contributed capital totaling $28,995.

Warrants

The following is a summary of the Company’s warrant activity during the period from March 21, 2014 (inception) to December 31, 2014:

	Warrants	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life
Outstanding – March 21, 2014	-	$-
Granted	2,250,000	0.40
Exercised	-	-
Forfeited/Cancelled	-	-
Outstanding – December 31, 2014	2,250,000	$0.40	2.86
Exercisable – December 31, 2014	2,250,000	$0.40	2.86

At December 31, 2014, the total intrinsic value of warrants outstanding and exercisable was $0.

Note 6 — Commitments and Contingencies

In the normal course of business, the Company may be involved in legal proceedings, claims and assessments arising in the ordinary course of business. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance. There are no such matters as of December 31, 2014.

Note 7 — Income Taxes

As of December 31, 2014, the Company had net operating loss carry forwards of approximately $126,000 that may be available to reduce future years’ taxable income in varying amounts through 2034. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards.

The provision for Federal income tax consists of the following:

December 31, 2014
Federal income tax benefit attributable to:
Current Operations	$126,017
Less: valuation allowance	(126,017)
Net provision for Federal income taxes	$-

The cumulative tax effect at the expected rate of 38.6% of significant items comprising our net deferred tax amount is as follows:

December 31, 2014
Deferred tax asset attributable to:
Net operating loss carryover	$48,680
Less: valuation allowance	(48,680)
Net deferred tax asset	$-

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards of approximately $126,000 for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur net operating loss carry forwards may be limited as to use in future years.

F-8

Note 8 — Subsequent Events

Common Stock Issued to Consultants

On February 19, 2015, the Company issued 250,000 shares of common stock to a consulting firm for investor relations and public relations services.

On February 19, 2015, the Company issued 150,000 shares of common stock to a consulting firm for strategic business planning, investor relations and public relations services.

On February 23, 2015, the Company issued 250,000 shares of common stock to a consulting firm for strategic business planning and investor relations services.

Private Placement of Common Stock

Subsequent to December 31, 2014, the Company sold 1,600,000 shares of common stock to investors at $0.20 a unit in connection with the private placement of the Company’s stock. In addition, the investors received 1,600,000 three year warrants with an exercise price of $0.40. Each warrant is callable by the Company upon the Company’s common stock trading at $0.60 or higher for 20 consecutive days.

Merger Agreement

On February 16, 2015, LightTouch Vein and Laser, Inc., a Nevada corporation (“LightTouch”) entered into an Acquisition Agreement and Plan of Merger (the “Agreement’) with the Company and LightTouch Vein & Laser Acquisition Corporation, a wholly owned subsidiary of LightTouch (“LightTouch Acquisition”).  Under the terms of the Agreement, the Company will merge with LightTouch Acquisition and become a wholly owned subsidiary of LightTouch.   The Company’s shareholders and certain creditors of LightTouch (as described below) will receive up to fifty five million shares (55,000,000) of LightTouch’s common stock (the “Issuance Amount”) in exchange for all of the issued and outstanding shares of the Company.  Following the closing of the Agreement, the Company’s business will be the primary focus of LightTouch and the Company’s management will assume control of the management of LightTouch with the current director of LightTouch resigning upon closing of the Agreement. In accordance with the terms of the Agreement, closing shall occur upon the earlier of (i) sixty (60) days from February 16, 2015, or (ii) the completion of the Company’s audit of its financial statements.

Additionally, on February 16, 2015, LightTouch issued a convertible promissory note to the Company in the principal amount of $150,000 (the “Grow Note”). The principal and interest of the Grow Note is convertible into 7,500,000 shares of LightTouch’s common stock.  LightTouch also issued convertible promissory notes to lenders and creditors of LightTouch in the principal amount of $33,000 in the aggregate (the “Creditor Notes” and together with the Grow Note, the “Notes”), convertible into 1,650,000 shares of common stock of LightTouch.  All shares of common stock of LightTouch issued under the Notes shall be included in the Issuance Amount. Proceeds from the Notes were used to pay outstanding obligations of LightTouch including funds owed to the sole officer and director who had been funding LightTouch’s operation through various loans.  In addition to the Agreement being executed between LightTouch, the Company and LightTouch Acquisition, the majority shareholder agreed to sell his ownership interest in LightTouch which consisted of 250,000 shares of LightTouch’s common stock for a purchase price of $100,000.  The shares represented approximately 61% of LightTouch’s issued and outstanding shares.

F-9